UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2007
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Parker, Suite 100
Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 470-4751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 5.2
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On June 19, 2007, IDM Pharma, Inc. (the “Company”) entered into a placement agent agreement (the “Placement Agent Agreement”) with Rodman & Renshaw, LLC, as exclusive placement agent (the “Placement Agent”) relating to the proposed offering of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock to one or more investors. A copy of the Placement Agent Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.
     In addition, on June 20, 2007, the Company and investors introduced to the Company by the Placement Agent and certain existing investors in the Company entered into securities purchase agreements relating to (i) the issuance and sale of up to an aggregate of approximately 7.1 million shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, (the “Common Stock”), and (ii) the issuance of five-year warrants to purchase up to approximately 2.4 million shares of Common Stock (the “Warrant Shares”) at an exercise price of $4.06 per share (the “Warrants”). The Shares of common stock and Warrants will be purchased at the negotiated price of $3.50 per unit. The Warrants are exercisable immediately following issuance. The form of securities purchase agreement and the form of Warrant in connection with the offering are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference
     The Shares, the Warrants and the Warrant Shares issuable upon exercise of the Warrants are registered under the Securities Act of 1933, as amended (the “Act”), on the Company’s previously filed and effective Registration Statement on Form S-3 (Registration No. 333-143058), as amended. The Company filed on June 5, 2007 a base prospectus and will file a prospectus supplement relating to the issuance and sale of the Shares, the Warrants and the Warrant Shares with the Securities and Exchange Commission.
Item 8.01. Other Events.
     On June 21, 2007, the Company issued a press release announcing the pricing of the offering described in Item 1.01 of this Current Report. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

1.1	Placement Agent Agreement, dated June 19, 2007.

4.1	Form of Securities Purchase Agreement.

4.2	Form of Warrant.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated June 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated June 21, 2007

IDM Pharma, Inc.
By:	/s/ ROBERT J. DE VAERE
Robert J. De Vaere
Its: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Placement Agent Agreement, dated June 19, 2007.

4.1	Form of Securities Purchase Agreement.

4.2	Form of Warrant.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated June 21, 2007.